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                                                                    Exhibit 10.2

                               FIRST AMENDMENT TO
                              SEVERANCE AGREEMENT

         This First Amendment, dated as of March 31, 2003, to the Severance Agreement dated April 8, 2002 (the "Agreement"), between US Airways, Inc. a Delaware corporation (the "Company"), and Neal S. Cohen (the "Executive") is entered into as of the date first stated above.

         WHEREAS, the Company and the Executive have previously entered into the Agreement; and

         WHEREAS, the Company and the Executive desire to amend the Agreement as set forth herein.

         NOW THEREFORE, the following amendments are hereby made to the
Agreement:

         1. Section 2 of the Agreement is hereby amended by the addition of the following language at the end thereof:

         "Notwithstanding the foregoing provisions of this Section 2, no "Change of Control" or "Change in Control" shall be deemed to have occurred in connection with transactions under the Retirement Systems of Alabama investment agreement dated September 26, 2002, as amended, or in connection with the Company's emergence from bankruptcy."

         2. Section 5(d)(i) of the Agreement is hereby amended by substituting "; or" for ", and" at the end of Section 5(d)(i)(4), and by the addition of the following as Section 5(d)(i)(5):

         "(5) any relocation of the Company's corporate headquarters outside of the Washington, D.C. metropolitan area; and".

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         3. Section 5(d)(ii) of the Agreement is hereby amended by substituting
"; or" for the period at the end of Section 5(d)(ii)(5), and by the addition of the following as Section 5(d)(ii)(6):

         "(6) any relocation of the Company's corporate headquarters outside of the Washington, D.C. metropolitan area."

         4. Section 5(d)(i) of the Agreement is hereby further amended by substituting "; or" for ", and" at the end of Section 5(d)(i)(5) and by the addition of the following Section 5(d)(i)(6):

         "(6) the termination by the Chief Executive Officer of the Company of his own employment during the period starting on the first anniversary of the date the Company emerges from bankruptcy (the "Emergence Date") and ending on the last day of the thirteenth complete month following the Emergence Date (the "Emergence Window Period"), but only if (i) the Executive also terminates his own employment during the Emergence Window Period and (ii) the Chief Executive Officer is the individual who was serving as Chief Executive Officer on the Emergence Date, and".

                                       EXECUTIVE

                                       /s/ Neal S. Cohen
                                       -----------------------------------------
                                       Neal S. Cohen

                                       US AIRWAYS, INC.

                                       By /s/ Jennifer C. McGarey
                                          --------------------------------------
                                          Name:   Jennifer C. McGarey
                                          Title:  Vice President, Deputy General
                                                  Counsel & Secretary
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